UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 Or 15(d) Of The Securities Exchange Act of 1934

BRISTOL WEST HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Date of Report (Date of Earliest Event Reported): May 4, 2007

Delaware	001-31984	13-3994449
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5701 Stirling Road, Davie, Florida	33314
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 316-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On March 1, 2007, Bristol West Holdings, Inc. (“Bristol West”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Farmers Group, Inc. (“Farmers”) and BWH Acquisition Company, a wholly owned subsidiary of Farmers (“Merger Sub”). Farmers is a wholly owned subsidiary of Zurich Financial Services Group. The Farmers Merger Agreement contemplates a merger whereby Merger Sub will be merged with and into Bristol West, with Bristol West being the surviving corporation (the “Proposed Farmers Merger”).

On May 4, 2007, Bristol West issued a press release announcing that its Board of Directors fixed the close of business on May 14, 2007 as the record date and time for determining stockholders entitled to notice of and to vote at a special meeting of stockholders scheduled to be held on June 21, 2007 at 10:00 am Eastern Time (the “Special Meeting”). A copy of the May 4, 2007 press release is furnished as Exhibit 99.1 (and deemed filed only to the extent required by Rule 14a-12). See Item 8.01 below.

Item 8.01 Other Events

As noted above in Item 7.01 above, on May 4, 2007, Bristol West announced that its Board of Directors fixed the close of business on May 14, 2007 as the record date and time for determining stockholders entitled to notice of and to vote at a special meeting of stockholders scheduled to be held on June 21, 2007 at 10:00 am Eastern Time.

Important Additional Information Will Be Filed With the SEC

In connection with the Proposed Farmers Merger, on April 23, 2007, Bristol West filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO. Investors and security holders will be able to obtain free copies of the definitive proxy statement, when available, and other documents filed with the SEC by Bristol West through the web site maintained by the SEC at http://www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the definitive proxy statement and other documents filed with the SEC from Bristol West by directing a request by mail or telephone to Bristol West Holdings, Inc. 5701 Stirling Road, Davie, FL 33314, telephone: (954) 316-5200, or from Bristol West's website, http://www.bristolwest.com.

Bristol West and its directors and executive officers may be deemed to be participants in the solicitation of proxies with respect to the transactions contemplated by the Farmers Merger Agreement. Information regarding Bristol West's directors and executive officers is contained in Bristol West's Annual Report on Form 10-K for the year ended December 31, 2006, as amended, which is filed with the SEC (collectively, the "2006 Form 10-K"). Investors and security holders will be able to obtain free copies of the 2006 Form 10-K from Bristol West using the contact information set forth above. Additional information regarding interests of such participants is included in the preliminary proxy statement on file with the SEC and will be included in the definitive proxy statement when it becomes available.

Safe Harbor for Forward-Looking Statements

Statements in this report regarding the Proposed Farmers Merger, the expected timetable for completing the transaction, and any other statements about Farmers or Bristol West management's future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "intends," "anticipates," "expects," "estimates" and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements. Important factors that might cause such a difference include, but are not limited to, the ability of Bristol West to obtain stockholder approval of the Proposed Farmers Merger, the possibility that the Proposed Farmers Merger will not close or that the closing will be delayed, and other events and factors disclosed previously and described in the 2006 Form 10-K. Bristol West disclaims any intention or obligation to update or revise any forward-looking statements as a result of developments occurring after the date of this report or otherwise.

Item 9.01 Financial Statements and Exhibits

(d)      Exhibits

99.1    Press Release, dated as of May 4, 2007 (furnished except to the extent required by Rule 14a-12)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRISTOL WEST HOLDINGS, INC.
(Registrant)

Date: May 4, 2007	By:	/s/ Robert D. Sadler
Robert D. Sadler
Senior Vice President-Chief Financial Officer (Principal Financial Officer, Principal Accounting Officer and duly authorized officer)

EXHIBIT INDEX

 Exhibit Number and Description

99.1	Press Release, dated May 4, 2007 (furnished except to the extent required by Rule 14a-12)